UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	July 1, 2018 — June 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Small Cap Growth Fund

Annual report
6 | 30 | 19

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Annual report
6 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

August 14, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/19. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Small Cap Growth Fund

Bill, how was the investing environment during the reporting period?

The investing environment was volatile over the past 12 months. The majority of market indexes showed steep declines during the fourth quarter of 2018 before bottoming out toward the end of December 2018. Investor appetite for risk assets has ebbed and flowed because of looming global trade disruptions and the fading benefit of last year’s tax-cut stimulus.

We then saw a fairly dramatic snap back in the first quarter of 2019. By the end of June 2019, the S&P 500 Index — a broad measure of U.S. stocks — had eclipsed its all-time highs. Still, small-capitalization stocks have yet to fully recover. Over the reporting period, we continued to see the market generally reward growth-style investing in the United States across both large- and small-cap stocks, which was helpful to the fund’s performance.

The Federal Reserve’s shift in monetary policy has also lifted investor sentiment and boosted U.S. and international equity markets. The Fed held interest rates steady this year and signaled a possible cut if the economic outlook doesn’t improve. The central bank had raised short-term rates four times in 2018.

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

The U.S. economy has continued to expand at a moderate pace. The economy grew at a 3.1% annual rate in the first quarter of 2019, after expanding 2.2% in the fourth quarter of 2018. In addition, United States and China — the two largest economies in the world — reached a tentative cease fire on trade in late June 2019.

How did the fund perform?

The fund returned 12.35% during the 12-month period, outperforming its benchmark, the Russell 2000 Growth Index, which declined 0.49%. In addition, the fund outperformed the average return of 5.14% for funds in its Lipper peer group, Small-Cap Growth Funds. In terms of sectors, our stock selection was strongest among consumer discretionary, information technology, and health-care-related companies. Holdings in the materials sectors detracted from performance relative to the benchmark. Our avoidance of the energy sector was beneficial to performance.

What were some holdings that contributed to performance during the period?

Wingstop, a U.S.-based company that runs and franchises a chain of restaurants specializing in chicken wings and french fries, was the fund’s top contributor. Wingstop has delivered solid earnings growth for several years. We believe growth can continue for years to come due in part to the company’s plans to expand store count by about 10% a year and to continue its international expansion. We agree with Wingstop’s management’s opinion that this concept could one day become a top 10 global restaurant brand.

Planet Fitness is another franchise-based model that provided very strong returns for the fund during the period. The firm’s “Judgement Free Zone” branding and low initial price points ($10 a month for a gym membership) has combined to offer a terrific value proposition for users, in our view. This unique combination has led to strong enrollment growth trends and soaring profitability for the firm’s franchisees.

That in turn has allowed the company to roll out new store fronts at a rapid pace.

Fund performance also benefited from our stake in Everbridge, a high-tech firm operating in the SaaS [software-as-a-service] industry. Based in Massachusetts, Everbridge is emerging as a global leader in critical event management. Its versatile technology platform provides incident response technology, preparedness training, and alert systems during emergencies to mass populations in real time. Over the period, Everbridge continued to broaden its customer base, which included corporate, health-care, and government clients. We believe Everbridge can continue to effectively compete against larger, enterprise software providers.

What were some holdings that detracted from performance?

At Home Group, a home décor “big box” retailer based in Texas, was one of the largest detractors for the period. This high-growth concept started running into operational issues as the housing market began to slow in mid-2018. Without a strong market tailwind, At Home Group was unable to grow its year-over-year revenue at a fast-enough pace in order to drive margins higher. We worried that without a strong tailwind, the firm would not be able to roll out new stores as fast as we had originally expected. The fund exited the position during the year.

SiteOne Landscape Supply, a Georgia-based firm that sells lawn equipment and tools to contractors, was another detractor. The company also has ties to the housing market, which showed signs of softening this year. SiteOne Landscape Supply is in the process of consolidating landscape supply companies across the country. They then sell

Small Cap Growth Fund 5

trees, irrigation systems, fertilizers, and other products to local outdoor contractors for both new and existing homes. Despite the company’s weak performance, we continue to hold the shares because we believe the company has many more years of high growth as it “rolls up” the industry.

As the fund begins a new fiscal year, what is your perspective on the small-cap investing environment?

It is important to note that broad macroeconomic themes generally do not have a significant influence on how we position the fund’s portfolio. Our investment approach is based on researching the merits of individual companies. We work to build a portfolio of stocks that we believe can outperform various market cycles based on our knowledge and assessment of companies.

That said, we remain positive but measured in our current outlook for small-cap investing. Small-cap stocks have underperformed large-cap stocks by over 10% over the past 12 months, which is historically unusual. We think there is a strong possibility that small-cap stocks will make up some ground in the future. While there are risks to the economy as a whole, especially around global trade policies and political elections, other factors such as employment and interest rates have been quite positive for economic growth.

Thank you, Bill, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/31/97)
Before sales charge	11.17%	323.24%	15.52%	65.50%	10.60%	76.08%	20.75%	12.35%
After sales charge	10.86	298.91	14.84	55.98	9.30	65.95	18.39	5.89
Class B (3/18/02)
Before CDSC	10.86	299.77	14.86	59.39	9.77	72.14	19.85	11.51
After CDSC	10.86	299.77	14.86	57.39	9.49	69.14	19.15	6.51
Class C (3/18/02)
Before CDSC	10.78	292.38	14.65	59.42	9.78	72.16	19.85	11.53
After CDSC	10.78	292.38	14.65	59.42	9.78	72.16	19.85	10.53
Class M (3/18/02)
Before sales charge	10.62	302.60	14.94	61.40	10.05	73.45	20.15	11.79
After sales charge	10.44	288.51	14.54	55.75	9.27	67.38	18.73	7.88
Class R (12/1/03)
Net asset value	10.89	312.61	15.23	63.40	10.32	74.79	20.46	12.07
Class R6 (6/29/15)
Net asset value	11.40	336.78	15.88	68.68	11.02	78.34	21.27	12.80
Class Y (11/3/03)
Net asset value	11.37	333.95	15.81	67.59	10.88	77.44	21.06	12.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Small Cap Growth Fund 7

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 2000 Growth Index	6.74%	284.21%	14.41%	51.25%	8.63%	50.86%	14.69%	–0.49%
Lipper Small-Cap Growth
Funds category average*	8.44	304.35	14.82	59.96	9.66	61.40	17.09	5.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/19, there were 601, 521, 463, 353, and 106 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $39,977, and $39,238, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $38,851. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $41,261, $43,678 and $43,395, respectively.

8 Small Cap Growth Fund

Fund price and distribution information For the 12-month period ended 6/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$0.679715		$0.679715	$0.679715	$0.679715		$0.679715	$0.679715	$0.679715
Short-term gains	—		—	—	—		—	—	—
Return of capital*	0.000285		0.000285	0.000285	0.000285		0.000285	0.000285	0.000285
Total	$0.680000		$0.680000	$0.680000	$0.680000		$0.680000	$0.680000	$0.680000
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/18	$42.91	$45.53	$37.82	$37.68	$39.47	$40.90	$41.41	$44.55	$44.40
6/30/19	47.49	50.39	41.46	41.31	43.41	44.98	45.69	49.53	49.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 41.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/18*	1.20%	1.95%	1.95%	1.70%	1.45%	0.77%	0.95%
Annualized expense ratio for the
six-month period ended 6/30/19 †‡**	1.21%	1.96%	1.96%	1.71%	1.46%	0.80%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes one time annualized merger costs of 0.03%.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

** Includes an increase of 0.05% from annualizing the performance fee adjustment for the six months ended 6/30/19.

Small Cap Growth Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/19 to 6/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.93	$11.20	$11.20	$9.78	$8.35	$4.59	$5.50
Ending value (after expenses)	$1,310.10	$1,305.00	$1,305.20	$1,306.70	$1,308.00	$1,312.40	$1,311.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/19, use the following calculation method. To find the value of your investment on 1/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.06	$9.79	$9.79	$8.55	$7.30	$4.01	$4.81
Ending value (after expenses)	$1,018.79	$1,015.08	$1,015.08	$1,016.31	$1,017.55	$1,020.83	$1,020.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Small Cap Growth Fund

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Small Cap Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

12 Small Cap Growth Fund

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2019, Putnam employees had approximately $478,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Small Cap Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Small Cap Growth Fund 15

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least October 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive

16 Small Cap Growth Fund

funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that

Small Cap Growth Fund 17

22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 559, 477 and 436 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Small Cap Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Growth Fund 19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Small Cap Growth Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 14, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Small Cap Growth Fund

The fund’s portfolio 6/30/19

COMMON STOCKS (97.6%)*	Shares	Value
Aerospace and defense (5.5%)
HEICO Corp. Class A	138,545	$14,321,397
Mercury Systems, Inc. †	185,907	13,078,557
		27,399,954
Beverages (1.0%)
MGP Ingredients, Inc. S	77,136	5,114,888
		5,114,888
Biotechnology (11.3%)
Acceleron Pharma, Inc. †	65,018	2,670,939
Amicus Therapeutics, Inc. †	193,214	2,411,311
Array BioPharma, Inc. †	104,989	4,864,140
Ascendis Pharma A/S ADR (Denmark) † S	40,200	4,629,030
Emergent BioSolutions, Inc. †	137,087	6,622,673
Exact Sciences Corp. †	44,853	5,294,448
Global Blood Therapeutics, Inc. † S	56,950	2,995,570
Intercept Pharmaceuticals, Inc. † S	18,300	1,456,131
Ligand Pharmaceuticals, Inc. † S	37,249	4,251,973
Mirati Therapeutics, Inc. † S	52,308	5,387,724
Orchard Therapeutics PLC ADR (United Kingdom) † S	129,100	1,806,109
Repligen Corp. †	86,469	7,432,011
Sarepta Therapeutics, Inc. †	27,863	4,233,783
Vericel Corp. †	132,134	2,496,011
		56,551,853
Building products (1.9%)
Trex Co., Inc. † S	134,227	9,624,076
		9,624,076
Capital markets (4.7%)
Evercore, Inc. Class A	87,792	7,775,737
Focus Financial Partners, Inc. Class A †	149,688	4,087,979
Hamilton Lane, Inc. Class A	201,085	11,473,910
		23,337,626
Chemicals (0.9%)
Ingevity Corp. †	41,700	4,385,589
		4,385,589
Commercial services and supplies (1.1%)
Brink’s Co. (The)	66,000	5,357,880
		5,357,880
Diversified consumer services (5.8%)
Bright Horizons Family Solutions, Inc. †	92,277	13,921,831
Chegg, Inc. † S	118,212	4,561,801
Grand Canyon Education, Inc. †	87,921	10,288,515
		28,772,147
Diversified financial services (1.5%)
Verra Mobility Corp. † S	559,862	7,328,594
		7,328,594
Electronic equipment, instruments, and components (3.5%)
Littelfuse, Inc.	25,126	4,445,041
Novanta, Inc. †	138,005	13,013,872
		17,458,913

Small Cap Growth Fund 21

COMMON STOCKS (97.6%)* cont.	Shares	Value
Entertainment (3.1%)
Live Nation Entertainment, Inc. †	115,560	$7,655,850
Marcus Corp. (The)	82,687	2,725,364
World Wrestling Entertainment, Inc. Class A S	67,327	4,861,683
		15,242,897
Health-care equipment and supplies (9.5%)
Antares Pharma, Inc. †	529,000	1,740,410
CONMED Corp.	79,180	6,775,433
Insulet Corp. † S	65,619	7,833,596
Merit Medical Systems, Inc. †	185,318	11,037,540
Penumbra, Inc. † S	29,341	4,694,560
Quidel Corp. †	137,439	8,152,881
Tactile Systems Technology, Inc. † S	78,368	4,460,707
Tandem Diabetes Care, Inc. †	39,200	2,529,184
		47,224,311
Health-care providers and services (0.8%)
HealthEquity, Inc. †	60,576	3,961,670
		3,961,670
Health-care technology (1.6%)
Tabula Rasa HealthCare, Inc. † S	66,660	3,328,334
Teladoc Health, Inc. † S	42,254	2,806,088
Vocera Communications, Inc. † S	66,789	2,131,905
		8,266,327
Hotels, restaurants, and leisure (6.3%)
Luckin Coffee, Inc. ADR (China) † S	52,768	1,028,448
Planet Fitness, Inc. Class A †	162,500	11,771,500
Wingstop, Inc.	194,652	18,443,277
		31,243,225
Insurance (2.3%)
Kinsale Capital Group, Inc.	86,654	7,927,108
Palomar Holdings, Inc. †	146,127	3,512,893
		11,440,001
IT Services (1.6%)
Evo Payments, Inc. Class A †	262,122	8,264,707
		8,264,707
Life sciences tools and services (2.1%)
Codexis, Inc. †	197,472	3,639,409
Medpace Holdings, Inc. †	101,200	6,620,504
		10,259,913
Machinery (4.4%)
Albany International Corp. Class A	103,110	8,548,850
Harsco Corp. †	192,046	5,269,742
RBC Bearings, Inc. †	49,337	8,229,905
		22,048,497
Media (2.2%)
Cable One, Inc.	9,469	11,088,104
		11,088,104
Pharmaceuticals (0.3%)
Aerie Pharmaceuticals, Inc. †	57,705	1,705,183
		1,705,183

22 Small Cap Growth Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value
Real estate management and development (0.3%)
Colliers International Group, Inc. (Canada)	17,668	$1,263,224
		1,263,224
Road and rail (0.9%)
Saia, Inc. †	68,061	4,401,505
		4,401,505
Semiconductors and semiconductor equipment (2.4%)
Brooks Automation, Inc.	102,476	3,970,945
Entegris, Inc.	168,186	6,276,702
Nova Measuring Instruments, Ltd. (Israel) †	69,700	1,783,623
		12,031,270
Software (16.9%)
Alteryx, Inc. Class A † S	66,177	7,221,234
Anaplan, Inc. †	73,430	3,706,012
Envestnet, Inc. †	117,815	8,055,012
Everbridge, Inc. †	137,400	12,286,308
Five9, Inc. †	60,000	3,077,400
j2 Global, Inc.	32,283	2,869,636
LivePerson, Inc. †	160,000	4,486,400
Mimecast, Ltd. †	83,711	3,910,141
Paylocity Holding Corp. †	79,663	7,473,983
Pluralsight, Inc. Class A † S	85,600	2,595,392
PROS Holdings, Inc. †	119,060	7,531,736
Q2 Holdings, Inc. †	71,103	5,429,425
QAD, Inc. Class A	108,101	4,346,741
RealPage, Inc. †	186,630	10,983,176
		83,972,596
Specialty retail (4.1%)
Boot Barn Holdings, Inc. †	158,800	5,659,632
Five Below, Inc. †	123,393	14,809,628
		20,469,260
Trading companies and distributors (1.6%)
SiteOne Landscape Supply, Inc. † S	115,794	8,024,522
		8,024,522
Total common stocks (cost $388,970,179)		$486,238,732

SHORT-TERM INVESTMENTS (17.4%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.51% [d]	76,484,563	$76,484,563
Putnam Short Term Investment Fund 2.46% L	10,234,937	10,234,937
Total short-term investments (cost $86,719,500)		$86,719,500

TOTAL INVESTMENTS
Total investments (cost $475,689,679)		$572,958,232

Small Cap Growth Fund 23

Key to holding’s abbreviations

ADR     American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2018 through June 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $498,024,129.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$26,331,001	$—	$—
Consumer discretionary	80,484,632	—	—
Consumer staples	5,114,888	—	—
Financials	42,106,221	—	—
Health care	127,969,257	—	—
Industrials	76,856,434	—	—
Information technology	121,727,486	—	—
Materials	4,385,589	—	—
Real estate	1,263,224	—	—
Total common stocks	486,238,732	—	—

Short-term investments	10,234,937	76,484,563	—
Totals by level	$496,473,669	$76,484,563	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Growth Fund

Statement of assets and liabilities 6/30/19

ASSETS
Investment in securities, at value, including $76,203,226 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $388,970,179)	$486,238,732
Affiliated issuers (identified cost $86,719,500) (Notes 1 and 5)	86,719,500
Foreign currency (cost $161,376) (Note 1)	161,376
Dividends, interest and other receivables	468,865
Receivable for shares of the fund sold	191,492
Receivable for investments sold	2,752,655
Prepaid assets	53,010
Total assets	576,585,630

LIABILITIES
Payable for investments purchased	720,838
Payable for shares of the fund repurchased	335,060
Payable for compensation of Manager (Note 2)	282,778
Payable for custodian fees (Note 2)	26,110
Payable for investor servicing fees (Note 2)	137,067
Payable for Trustee compensation and expenses (Note 2)	195,922
Payable for administrative services (Note 2)	1,851
Payable for distribution fees (Note 2)	263,725
Collateral on securities loaned, at value (Note 1)	76,484,563
Other accrued expenses	113,587
Total liabilities	78,561,501

Net assets	$498,024,129

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$406,841,316
Total distributable earnings (Notes 1 and 8)	91,182,813
Total — Representing net assets applicable to capital shares outstanding	$498,024,129

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($384,781,080 divided by 8,102,378 shares)	$47.49
Offering price per class A share (100/94.25 of $47.49)*	$50.39
Net asset value and offering price per class B share ($6,461,110 divided by 155,828 shares)**	$41.46
Net asset value and offering price per class C share ($13,861,751 divided by 335,571 shares)**	$41.31
Net asset value and redemption price per class M share ($5,120,472 divided by 117,949 shares)	$43.41
Offering price per class M share (100/96.50 of $43.41)*	$44.98
Net asset value, offering price and redemption price per class R share
($13,019,853 divided by 284,937 shares)	$45.69
Net asset value, offering price and redemption price per class R6 share
($20,695,430 divided by 417,795 shares)	$49.53
Net asset value, offering price and redemption price per class Y share
($54,084,433 divided by 1,097,271 shares)	$49.29

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 25

Statement of operations Year ended 6/30/19

INVESTMENT INCOME
Dividends (net of foreign tax of $35,282)	$1,409,216
Interest (including interest income of $216,538 from investments in affiliated issuers) (Note 5)	253,176
Securities lending (net of expenses) (Notes 1 and 5)	211,034
Total investment income	1,873,426

EXPENSES
Compensation of Manager (Note 2)	2,710,757
Investor servicing fees (Note 2)	844,348
Custodian fees (Note 2)	25,394
Trustee compensation and expenses (Note 2)	18,374
Distribution fees (Note 2)	1,077,561
Administrative services (Note 2)	12,661
Other	327,443
Total expenses	5,016,538

Expense reduction (Note 2)	(23,281)
Net expenses	4,993,257

Net investment loss	(3,119,831)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,197,230)
Foreign currency transactions (Note 1)	348
Swap contracts (Note 1)	1,543,034
Total net realized loss	(2,653,848)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	38,812,561
Assets and liabilities in foreign currencies	(283)
Total change in net unrealized appreciation	38,812,278

Net gain on investments	36,158,430

Net increase in net assets resulting from operations	$33,038,599

The accompanying notes are an integral part of these financial statements.

26 Small Cap Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 6/30/19	Year ended 6/30/18
Operations
Net investment loss	$(3,119,831)	$(1,122,967)
Net realized gain (loss) on investments
and foreign currency transactions	(2,653,848)	9,634,669
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	38,812,278	30,276,888
Net increase in net assets resulting from operations	33,038,599	38,788,590
Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(2,234,981)	—
Class B	(48,408)	—
Class C	(128,038)	—
Class M	(25,055)	—
Class R	(101,640)	—
Class R6	(173,741)	—
Class Y	(351,888)	—
From return of capital
Class A	(936)	—
Class B	(20)	—
Class C	(54)	—
Class M	(10)	—
Class R	(43)	—
Class R6	(73)	—
Class Y	(147)	—
Increase (decrease) from capital share transactions
(Notes 4 and 8)	276,883,257	(811,776)
Total increase in net assets	306,856,822	37,976,814

NET ASSETS
Beginning of year	191,167,307	153,190,493
End of year (Note 1)	$498,024,129	$191,167,307

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
June 30, 2019	$42.91	(.32)	5.58	5.26	—	(.68)	—[g]	(.68)	$47.49	12.35	$384,781	1.21[d]	(.75)	37
June 30, 2018	33.97	(.25) [e]	9.19	8.94	—	—	—	—	42.91	26.32	141,801	1.25[d,f]	(.66) [e,f]	68
June 30, 2017	27.38	(.11)	6.70	6.59	—[g]	—	—	—[g]	33.97	24.07	112,740	1.21	(.37)	127
June 30, 2016	32.34	.07[h]	(5.03)	(4.96)	—	—	—	—	27.38	(15.34)	104,743	1.22[i]	.26[h,i]	66
June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	—	32.34	11.02	130,125	1.21	(.31)	91
Class B
June 30, 2019	$37.82	(.55)	4.87	4.32	—	(.68)	—[g]	(.68)	$41.46	11.51	$6,461	1.96[d]	(1.47)	37
June 30, 2018	30.17	(.47) [e]	8.12	7.65	—	—	—	—	37.82	25.36	2,732	2.00[d,f]	(1.41) [e,f]	68
June 30, 2017	24.50	(.31)	5.98	5.67	—	—	—	—	30.17	23.14	2,568	1.96	(1.12)	127
June 30, 2016	29.16	(.11) [h]	(4.55)	(4.66)	—	—	—	—	24.50	(15.98)	2,012	1.97[i]	(.45) [h,i]	66
June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91
Class C
June 30, 2019	$37.68	(.55)	4.86	4.31	—	(.68)	—[g]	(.68)	$41.31	11.53	$13,862	1.96[d]	(1.47)	37
June 30, 2018	30.06	(.46) [e]	8.08	7.62	—	—	—	—	37.68	25.35	6,612	2.00[d,f]	(1.41) [e,f]	68
June 30, 2017	24.41	(.31)	5.96	5.65	—	—	—	—	30.06	23.15	9,900	1.96	(1.12)	127
June 30, 2016	29.05	(.13) [h]	(4.51)	(4.64)	—	—	—	—	24.41	(15.97)	8,520	1.97[i]	(.52) [h,i]	66
June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91
Class M
June 30, 2019	$39.47	(.49)	5.11	4.62	—	(.68)	—[g]	(.68)	$43.41	11.79	$5,120	1.71[d]	(1.25)	37
June 30, 2018	31.40	(.40) [e]	8.47	8.07	—	—	—	—	39.47	25.70	1,387	1.75[d,f]	(1.16) [e,f]	68
June 30, 2017	25.44	(.25)	6.21	5.96	—	—	—	—	31.40	23.43	1,200	1.71	(.87)	127
June 30, 2016	30.20	(.06) [h]	(4.70)	(4.76)	—	—	—	—	25.44	(15.76)	1,169	1.72[i]	(.24) [h,i]	66
June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	—	30.20	10.46	1,482	1.71	(.80)	91
Class R
June 30, 2019	$41.41	(.41)	5.37	4.96	—	(.68)	—[g]	(.68)	$45.69	12.07	$13,020	1.46[d]	(.99)	37
June 30, 2018	32.86	(.33) [e]	8.88	8.55	—	—	—	—	41.41	26.02	9,034	1.50[d,f]	(.91) [e,f]	68
June 30, 2017	26.55	(.19)	6.50	6.31	—	—	—	—	32.86	23.77	7,920	1.46	(.62)	127
June 30, 2016	31.44	(.01) [h]	(4.88)	(4.89)	—	—	—	—	26.55	(15.55)	7,446	1.47[i]	(.02) [h,i]	66
June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	—	31.44	10.70	10,710	1.46	(.55)	91
Class R6
June 30, 2019	$44.55	(.15)	5.81	5.66	—	(.68)	—[g]	(.68)	$49.53	12.80	$20,695	.80[d]	(.35)	37
June 30, 2018	35.11	(.09) [e]	9.53	9.44	—	—	—	—	44.55	26.89	11,041	.82[d,f]	(.22) [e,f]	68
June 30, 2017	28.29	.02	6.93	6.95	(.13)	—	—	(.13)	35.11	24.61	8,719.77		.07	127
June 30, 2016	33.28	.24[h,j]	(5.23)	(4.99)	—	—	—	—	28.29	(14.99)	6,781	.81[i]	.82[h,i,j]	66
June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	—	33.28	.97*	10	— *k	— *k	91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Small Cap Growth Fund	Small Cap Growth Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class Y
June 30, 2019	$44.40	(.23)	5.80	5.57	—	(.68)	—[g]	(.68)	$49.29	12.64	$54,084	.96[d]	(.52)	37
June 30, 2018	35.06	(.16) [e]	9.50	9.34	—	—	—	—	44.40	26.64	18,560	1.00[d,f]	(.39) [e,f]	68
June 30, 2017	28.25	(.04)	6.93	6.89	(.08)	—	—	(.08)	35.06	24.39	10,144.96		(.12)	127
June 30, 2016	33.29	.13[h,j]	(5.17)	(5.04)	—	—	—	—	28.25	(15.14)	8,359	.97[i]	.44[h,i,j]	66
June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	—	33.29	11.30	17,112.96		(.06)	91

* Not annualized.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs which amounted to the following amounts as a percentage of net assets (Note 8):

Percentage of average net assets
6/30/19	0.01%
6/30/18	0.05

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.16%
Class B	0.05	0.16
Class C	0.05	0.16
Class M	0.06	0.16
Class R	0.06	0.16
Class R6	0.07	0.17
Class Y	0.07	0.17

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets (Note 2).

g Amount represents less than $0.01 per share.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.10	0.37%
Class B	0.10	0.38
Class C	0.09	0.35
Class M	0.10	0.37
Class R	0.10	0.35
Class R6	0.12	0.43
Class Y	0.10	0.34

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

j The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Small Cap Growth Fund	Small Cap Growth Fund 31

Notes to financial statements 6/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2018 through June 30, 2019.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2018, the index was composed of companies having market capitalizations of between approximately $32.78 million and $8.31 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

32 Small Cap Growth Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable

Small Cap Growth Fund 33

withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

34 Small Cap Growth Fund

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $76,484,563 and the value of securities loaned amounted to $76,203,226.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,306,824	$—	$4,306,824

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,980,011 to its fiscal year ending June 30, 2020, a portion of which could be subject to limitations imposed by the Code, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2019 and June 30, 2019, and (ii) specified ordinary and currency losses recognized between November 1, 2018 and June 30, 2019).

Small Cap Growth Fund 35

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, nontaxable dividends and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,672,958 to decrease accumulated net investment loss, $14,081,552 to decrease paid-in capital and $12,408,594 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$121,495,765
Unrealized depreciation	(24,025,834)
Net unrealized appreciation	97,469,931
Capital loss carryforward	(4,306,824)
Late year ordinary loss deferral	(1,980,011)
Cost for federal income tax purposes	$475,488,301

For the fiscal year ended June 30, 2018, the fund had accumulated net investment loss of $434,197.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

36 Small Cap Growth Fund

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.654% of the fund’s average net assets, which included an effective base fee of 0.623% and an increase of 0.031% ($129,842) based on performance.

Putnam Management has contractually agreed, through October 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$673,170	Class R	24,674
Class B	11,786	Class R6	8,608
Class C	27,418	Class Y	89,969
Class M	8,723	Total	$844,348

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,699 under the expense offset arrangements and by $17,582 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $327, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Small Cap Growth Fund 37

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$801,233
Class B	1.00%	1.00%	56,900
Class C	1.00%	1.00%	129,670
Class M	1.00%	0.75%	31,623
Class R	1.00%	0.50%	58,135
Total			$1,077,561

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $43,351 and $248 from the sale of class A and class M shares, respectively, and received $2,959 and $571 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $245 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$378,376,435	$152,208,652
U.S. government securities (Long-term)	—	—
Total	$378,376,435	$152,208,652

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	912,624	$39,188,865	461,106	$18,114,732
Shares issued in connection with
reinvestment of distributions	48,409	2,175,488	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	5,227,319	237,312,959	—	—
	6,188,352	278,677,312	461,106	18,114,732
Shares repurchased	(1,390,796)	(58,343,460)	(475,453)	(17,737,367)
Net increase (decrease)	4,797,556	$220,333,852	(14,347)	$377,365

38 Small Cap Growth Fund

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	7,945	$290,731	4,796	$164,793
Shares issued in connection with
reinvestment of distributions	1,179	46,560	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	140,572	5,607,562	—	—
	149,696	5,944,853	4,796	164,793
Shares repurchased	(66,102)	(2,589,531)	(17,695)	(596,320)
Net increase (decrease)	83,594	$3,355,322	(12,899)	$(431,527)

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	67,810	$2,536,823	49,331	$1,741,013
Shares issued in connection with
reinvestment of distributions	2,994	117,825	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	232,395	9,235,412	—	—
	303,199	11,890,060	49,331	1,741,013
Shares repurchased	(143,094)	(5,223,387)	(203,242)	(6,871,923)
Net increase (decrease)	160,105	$6,666,673	(153,911)	$(5,130,910)

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	18,023	$678,643	7,956	$277,163
Shares issued in connection with
reinvestment of distributions	593	24,473	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	85,720	3,572,433	—	—
	104,336	4,275,549	7,956	277,163
Shares repurchased	(21,523)	(833,114)	(11,020)	(382,611)
Net increase (decrease)	82,813	$3,442,435	(3,064)	$(105,448)

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	62,258	$2,550,276	35,327	$1,316,669
Shares issued in connection with
reinvestment of distributions	2,126	92,120	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	176,890	7,742,898	—	—
	241,274	10,385,294	35,327	1,316,669
Shares repurchased	(174,483)	(7,210,344)	(58,158)	(2,062,543)
Net increase (decrease)	66,791	$3,174,950	(22,831)	$(745,874)

Small Cap Growth Fund 39

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	162,708	$7,345,628	44,543	$1,771,009
Shares issued in connection with
reinvestment of distributions	3,720	173,814	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	190,638	8,996,174	—	—
	357,066	16,515,616	44,543	1,771,009
Shares repurchased	(187,110)	(8,570,284)	(45,010)	(1,760,330)
Net increase (decrease)	169,956	$7,945,332	(467)	$10,679

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	706,983	$31,475,855	226,771	$9,090,434
Shares issued in connection with
reinvestment of distributions	7,239	336,973	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	569,215	26,765,175	—	—
	1,283,437	58,578,003	226,771	9,090,434
Shares repurchased	(604,181)	(26,613,310)	(98,077)	(3,876,495)
Net increase	679,256	$31,964,693	128,694	$5,213,939

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/18	cost	proceeds	income	of 6/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$37,057,260	$336,783,620	$297,356,317	$1,502,468	$76,484,563
Putnam Short Term
Investment Fund**	9,465,394	188,249,476	187,479,933	216,538	10,234,937
Total Short-term
investments	$46,522,654	$525,033,096	$484,836,250	$1,719,006	$86,719,500

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40 Small Cap Growth Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Equity contracts	$1,543,034	$1,543,034
Total	$1,543,034	$1,543,034

Note 8: Acquisition of Putnam Capital Opportunities Fund

On August 27, 2018, the fund issued 5,227,319, 140,572, 232,395, 85,720, 176,890, 190,638 and 569,215 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 19,699,313, 598,044, 962,367, 344,553, 671,965, 707,368 and 2,118,098 class A, class B, class C, class M, class R, class R6 and class Y shares of Putnam Capital Opportunities Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Capital Opportunities Fund, with a fair value of $141,572,120 and an identified cost of $129,022,988 at August 24, 2018, and the receivable for investments as a result of the realignment of the Putnam Capital Opportunities Fund portfolio prior to the merger, were the principal assets acquired by the fund. The net assets of the fund and Putnam Capital Opportunities Fund on August 24, 2018, were $207,091,505 and $299,232,613, respectively. On August 24, 2018, Putnam Capital Opportunities Fund had accumulated net investment loss of $98,941, accumulated net realized loss of $13,823,695 and unrealized appreciation of $13,750,869. The aggregate net assets of the fund immediately following the acquisition were $506,324,118.

Assuming the acquisition had been completed on July 1, 2018, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment loss	$(3,127,113)
Net gain on investments	$43,438,762
Net increase in net assets resulting from operations	$40,311,649

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Capital Opportunities Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Small Cap Growth Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

42 Small Cap Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of June 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Growth Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Small Cap Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Richard T. Kircher
	Katinka Domotorffy	Vice President and BSA
Investment Sub-Advisor	Catharine Bond Hill	Compliance Officer
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	Robert E. Patterson	Susan G. Malloy
London, England SW1A 1ER	George Putnam, III	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Marketing Services	Manoj P. Singh
Putnam Retail Management		Denere P. Poulack
100 Federal Street	Officers	Assistant Vice President, Assistant
Boston, MA 02110	Robert L. Reynolds	Clerk, and Assistant Treasurer
President
Custodian		Janet C. Smith
State Street Bank	Jonathan S. Horwitz	Vice President,
and Trust Company	Executive Vice President,	Principal Financial Officer,
	Principal Executive Officer,	Principal Accounting Officer,
Legal Counsel	and Compliance Liaison	and Assistant Treasurer
Ropes & Gray LLP
	Robert T. Burns	Mark C. Trenchard
Independent Registered Public	Vice President and	Vice President
Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP
James F. Clark
Vice President, Chief Compliance
Officer, and Chief Risk Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN076 317390 8/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2019	$52,838	$ —	$7,646	$ —
June 30, 2018	$54,217	$27,200*	$7,646	$222

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended June 30, 2019 and June 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $554,630 and $607,572 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2019	$ —	$546,984	$ —	$ —
June 30, 2018	$ —	$600,294	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 27, 2019